UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 5, 2024

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40715	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 Edina Industrial Blvd. Edina, Minnesota	55439
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	PETV	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	PETVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 5, 2024, we dual listed our common stock (“Common Stock”) on the Upstream stock exchange, as operated by MERJ Exchange Ltd. (“Upstream”), and registered in the Seychelles under the Seychelles Securities Act, 2007. Our Common Stock is dual listed and traded on Upstream as uncertificated common stock represented by MERJ Depository Interests (“MDI”) that are digital in nature, and such MDIs represent the same class and shares of our Common Stock as currently listed and traded on Nasdaq.

Upstream is operated as a fully regulated and licensed integrated securities exchange, clearing system and depository. Upstream/MERJ is an affiliate of the World Federation of Exchanges (WFE), recognized by HM Revenue and Customs UK as a “Recognized Stock Exchange”, a full member of the Association of National Numbering Agencies (ANNA) where MERJ is responsible for assigning and registering ISIN and CFI identifiers to users, a Qualifying Foreign Exchange for OTC Markets in the U.S., and a member of the Sustainable Stock Exchanges Initiative. MERJ is regulated in the Seychelles by the Financial Services Authority Seychelles, https://fsaseychelles.sc, an associate member of the International Association of Securities Commissions (IOSCO). In addition, the Seychelles is a full member of the Eastern and Southern African Anti-Money Laundering Group (ESAAMLG) and is in good standing with same and is a participating jurisdiction recognized by the U.S. Treasury under FATCA.

The Upstream website, policy, terms, and conditions state that if you are a U.S.-based investor, a U.S. citizen or permanent resident, you will not be able to deposit, buy, or sell securities that were previously purchased from an issuer, stockbroker, or stock exchange where such a securities issuer has then subsequently dual-listed on Upstream.

Upstream is only available to non-U.S. persons. Upstream operates its KYC (“Know Your Customer”) process for on-boarding securities traders as an “Active Confirmation” service which stipulates that a user may not trade securities until they pass KYC. As part of Upstream KYC, a person’s citizenship and residence/domicile is determined by an Upstream KYC-reviewer, and those persons that are either citizens of the U.S. or reside in the U.S. will not be permitted to trade securities on Upstream. After passing KYC, all other nationalities and domiciles are permitted to freely deposit and trade securities on Upstream, notwithstanding certain jurisdictions that the Financial Action Task Force (“FATF”) has designated as high-risk for money laundering and/or terrorist financing.

All shares of our Common Stock have been registered with the U.S. Securities and Exchange Commission (the “Commission”), comprise the entire number of shares issued and outstanding, and have the same CUSIP/ISIN number. There are no differences in shareholder rights, such as transferability. Shareholders may elect to hold their shares in depositories: (i) digital book entry with our transfer agent, (ii) free trading at a U.S. stockbroker, under “street name” Cede & Co., or (iii) free trading on Upstream, under “street name” MERJ Dep.

Upstream digital securities and Upstream securities are interchangeable terms that have the same meaning. Upstream securities are a digital representation of our shares of Common Stock that have been issued and registered with the Commission. On the Upstream app’s portfolio screen, a security balance (share count) is a 1:1 representation of our Common Stock as held by a trader, and acts as confirmation of the settlement of either a share deposit or a share purchase in the shareholder’s name. The ownership details of an Upstream securities balance of our Common Stock for each shareholder shall include but not be limited to:

●	Certificate number
●	Company name and CUSIP/ISIN number
●	Shareholder name, domicile address and nationality
●	Shareholder Upstream account number
●	Number of shares owned
●	Class of shares
●	Issue date of shares
●	Amount paid for the shares the Upstream secondary market

Our Common Stock, as deposited by our shareholders to Upstream exclusively via our transfer agent, is held by MERJ Depository and Registry Limited (“MERJ Dep.”), which is a licensed Securities Facility, in exchange for the issuance of an Upstream digital securities share balance representing such share deposits, which are then immediately tradable on the Upstream stock exchange secondary market. The beneficial owners of shares of our Common Stock held by the Upstream nominee, MERJ Dep., shall be entitled to vote their shares at stockholder meetings, to receive notices and solicitation materials for stockholder meetings, receive the same dividends, and to have all other rights conferred by our Company under state and federal laws. They are afforded these rights since they have not surrendered or otherwise disposed of U.S. common stock and the applicable laws are the same and the shares are the same class of stock; they are just represented digitally on the Upstream smartphone app.

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In addition, shareholders on Upstream have the right to receive confirmations, proxy statements and other documents as distributed by our Company pursuant to its legal obligations. There are no restrictions, limitations, or other losses of rights when our Common Stock is deposited for secondary trading on the Upstream stock exchange.

Investors are encouraged to take note that, as in all dual listed securities that are traded on multiple marketplaces, there can be differences in pricing as a result of different liquidity, price discovery and otherwise. Trading on foreign exchanges can expose investors to various risks, including currency fluctuations and differences in trading rules and regulations. Here are some of the most common risks associated with trading on foreign exchanges such as Upstream:

1.	Regulatory Risk: Different countries have different rules and regulations governing securities trading, and investors who trade on foreign exchanges may be subject to unfamiliar or complex regulations. In some cases, foreign regulators may have different reporting requirements or different standards for disclosure than U.S. regulators, which can make it difficult for investors to make informed decisions.

2.	Market Risk: Foreign markets may be subject to different economic, political, or social conditions than U.S. markets, which can affect the performance of securities traded on those markets. Investors who trade on foreign exchanges may be exposed to higher levels of volatility and uncertainty than they would be if they traded solely on U.S. exchanges.

3.	Liquidity Risk: Securities traded on foreign exchanges may have lower liquidity than the same securities as traded on U.S. exchanges, which can make it more difficult for investors to buy or sell those securities at the desired price.

4.	Operational Risk: Trading on foreign exchanges may also expose investors to operational risks, such as delays or errors in the settlement of trades or difficulties in accessing trading platforms.

Investors who are considering trading on foreign exchanges, including Upstream, should carefully evaluate these and other risks and consult with financial and legal advisors before making any investment decisions. They should also be aware of any fees, taxes, or other costs associated with trading on foreign exchanges.

Upstream is available from your preferred app store at https://upstream.exchange, and is activated by creating an account by tapping “sign up” and completing a KYC identity verification process. Interested parties may download the application and will have access to review all the securities that trade on Upstream, including trading activity, regulatory disclosures, and other corporate information. Further, there is a direct link to information on our Company at https://upstream.exchange/petvivo. All information is available prior to the account opening process and application. This includes a listing particulars document, which is a required disclosure as part of the requirements of Upstream, a MERJ Exchange market, as defined by the Seychelles Securities Act, 2007 (as amended) and any other measure prescribed thereunder by the Minister of the Securities Authority. The Upstream market is open 5 days a week, 20 hours a day, Monday to Friday: 10:00am to 06:00am UTC+4 (1:00am to 9:00pm EST).

To open an account on Upstream you must pass KYC. Upstream KYC does not rely on IP address monitoring or IP address analysis to identify a U.S. person or a U.S.-originating transaction, as this is too easily spoofed using VPN technologies. All Upstream users are required to have passed a KYC review by Upstream personnel. Upstream determines whether a person is U.S.-domiciled or is a U.S. person living overseas and restricts the app’s functionalities accordingly. There are no defaults pending KYC review; only after a full KYC review by Upstream personnel are any securities transactions permitted. Upstream requires the following KYC information to be supplied by users: name, date of birth, citizenship, cell phone, email address, postal address, bank account (no 3rd party transfers), selfie, photo ID, liveness detection in-app interview, GPS location or utility bill, and verification of an SMS code sent to the cell phone. Post-KYC due diligence, the user’s details are also subjected to enhanced due diligence for AML, and these details are checked against international AML lists (ref: https://amlcop.com). Users flagged U.S. persons or as an AML risk are not permitted to trade on Upstream.

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Investors may choose to open an Upstream account and deposit their securities on Upstream exclusively using our transfer agent. Investors who elect to transfer their shares to Upstream may withdraw their shares from Upstream back to the transfer agent if they choose instead to trade via their U.S. broker at any time. Upstream securities held by each shareholder will be held in a segregated account of the shareholder which is linked and administered through the Upstream app. All orders for sale are non-solicited by Upstream, and a user’s decision to trade securities must be based on their own investment judgment.

Investors may access detailed information on the process on how to deposit and trade shares on Upstream directly on Upstream’s website at the following link: https://upstream.exchange/SupportCenter; non-U.S. persons only.

To dual list on Upstream, we executed a certificate of appointment of MERJ Dep. as a Securities Facility and confirmed that the shares outstanding on the date of the certificate execution (a) are duly authorized, validly issued, fully paid and non-assessable and any pre-emptive and other contractual rights related to all issuances of the shares have been satisfied, and (b) have been registered under the applicable law of the domicile of our Company or are exempt from registration. All issuances and transfers of Company shares have been, and after the date of the certificate will be, in compliance with all applicable laws, rules and regulations. Our Company requires MERJ Dep. to provide services (“Securities Facility Services”) as prescribed in the MERJ Dep Securities Facility Rules, including the Directive on Depository Interests and MERJ Dep. Procedures as a requirement of its listing on Upstream.

MERJ Dep. is a company licensed as a Securities Facility pursuant to the Seychelles Securities Act, 2007. An issuer that lists its securities on Upstream utilizes MERJ Dep. to provide Securities Facility Services to manage its securities as prescribed in an agreement with the issuer and pursuant to MERJ Dep.’s Securities Facility Rules, including the Directive on Depository Interests and MERJ Dep. procedures as a requirement of its listing on Upstream. The issuer appoints MERJ Dep. to act as the Depository Nominee in respect of any securities traded which are quoted on Upstream and grants MERJ Dep. as the Depository Nominee, pursuant to the Securities Facility Rules Directive on Depository Interests.

MERJ Dep. operates as a nominee account (street name) in the same manner as Cede & Co. by accepting shareholder deposits in an electronic form from the transfer agent that facilitates the buying and selling of such shares on Upstream (e.g., by an individual name & address). Upstream is the trading technology employed by MERJ Exchange Ltd., a regulated national stock exchange.

MERJ Dep. maintains the MERJ Dep. Subregister of MDIs (Upstream securities). Any shareholder wishing to deposit shares with Upstream will follow the prompts on the Upstream app to initiate and approve the transaction. Once satisfied with the legitimacy of each deposit request, our transfer agent will make an entry in its register to give effect to the deposit by moving and vesting title in the securities in the name of the Depository Nominee. It will also notify MERJ Dep. or its appointed agent, which will then make the MDIs available for trading on Upstream pursuant to its rules and procedures. All resales are governed by the rules governing the activities of Upstream and shall be reflected only on the MERJ Dep. Subregister. Title to the securities reflected as MDIs will be held in the name of MERJ Nominees Ltd. on the books of the transfer agent. All subsequent resales of the Upstream securities are conducted in accordance with the rules governing Upstream and will be reflected only on the MERJ Dep. Subregister.

Shares may only be deposited onto Upstream through our transfer agent, Equity Stock Transfer, utilizing the Upstream app. Existing, non-U.S. shareholders may transfer their shares by opening Upstream, tapping Investor, then Manage Securities, then Deposit Securities, then entering the ticker symbol and the number of shares to deposit, and then tapping Submit. Next, they enter their brokerage firm name and brokerage account number, and tap Submit. Finally, they tap Add E-Signature, sign their name on the screen using their finger, tap Done, and then tap Sign. Shareholders will receive a push notification once the shares are deposited and available for trading on Upstream. After completion of the deposit request on Upstream, shareholders will receive via email an executed deposit form to submit to their current brokerage firm to initiate a withdrawal to the transfer agent. Shares will not be transferred without notifying the current broker and requesting a withdrawal. On listing day, shareholders will receive a push notification once the shares are deposited and available for trading on Upstream.

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Investors may withdraw shares from Upstream directly from the Upstream app. The Upstream app has a function under Investor Services, Manage Securities, Withdraw Securities. The shareholder then enters the ticker symbol and the number of shares to be withdrawn and taps “Notarize” to cryptographically sign this transaction. The shares are removed from the user’s Upstream portfolio, and an email is sent to the transfer agent with a share withdrawal request whereafter the transfer agent will liaise directly with the shareholder to ensure the share balance is entered in “book entry” into the user’s name & address. Third party share withdrawals from Upstream are not permitted; the share withdrawal request name and address (as retrieved from the Upstream KYC information by Upstream compliance) is required to be the same name and address that will be entered in the transfer agent’s “book entry” for this shareholder.

Upstream only offers self-directed trading. Upstream users create a trading account using the Upstream smartphone app, with a random-generated username (in the form of an address comprising a 42-character hexadecimal address derived from the last 20 bytes of a random public key) and a password (in the form of a random cryptographic private key). The public and private key (the cryptographic keypair) is generated locally on the smartphone and only the public key is ever known to Upstream, MERJ Dep., or peer-to-peer trading counterparties on Upstream. Only the individual users hold their private keys. This privacy ensures that only the Upstream user can cryptographically sign a securities transaction (deposit/withdraw/bid/offer/buy/sell/cancel) for it to be executed on Upstream; that is, all transactions such as share sales are self-directed, peer-to-peer, and instantly settled using the Upstream distributed ledger platform.

In order to buy, sell, deposit or withdraw shares on Upstream, an Upstream user that has created its account as outlined in the previous paragraph is required to submit know your customer (KYC) information for the Upstream compliance team to review. KYC information is then linked to the user’s public key, and if the user passes KYC review, then the user’s cryptographic keypairs transactions will be accepted as legitimate self-directed securities transaction requests to Upstream for execution on the platform.

It should be noted that the Upstream technology will reject securities deposits or buy orders from cryptographic keypairs that, pursuant to their KYC review, come from U.S. persons. No securities buy orders are accepted without a user having successfully undergone the Upstream KYC review process.

It should be also noted that individual shares traded on the Upstream secondary market are not reflected in the transfer agent’s books and records. They are recorded inside the street name depository of MERJ Dep. The MERJ Dep. nominee books and records service will only accept self-directed, cryptographically signed, executed securities sales from the Upstream app and adjust the share counts accordingly. Therefore, the securities are held at the nominee, and are moved between accounts inside the nominee’s omnibus solution pursuant to a cryptographically signed, self-directed instruction from the shareholder as executed by the Upstream matching-engine and notified to MERJ Dep.

Lost certificates on Upstream can occur if a shareholder loses its smartphone. Upon notification of the loss of the Upstream app (and its corresponding signing keys), each separate share balance and shareholder name, address, and tax ID is communicated by Upstream to each of the affected transfer agents. The transfer agent then instructs Upstream to withdraw the lost shares back to the transfer agent, where they are deposited directly in book entry in the transfer agent’s books and records in the shareholder’s name and address. The lost shares have now been recovered. Note that the share count for MERJ Dep., street-name, is decremented by the number of shares recovered. It is up to the individual shareholder to inform the transfer agent on whether it wishes to leave its shares in book entry, to deposit for secondary trading at Upstream again, or to deposit for secondary trading at a U.S. brokerage.

HOW TO DEPOSIT SHARES

Upstream can accept the shares that non-U.S. investors hold in their current brokerage account, shares that are held directly at the transfer agent in digital book entry, or their physical stock certificates. Shares can also be moved out of Upstream back to U.S. markets. The following steps detail how investors can deposit their shares onto Upstream.

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STEP 1. CREATE AN ACCOUNT ON UPSTREAM & VERIFY YOUR IDENTITY

●	Download the Upstream app and tap Sign Up. This will create your Upstream profile and ‘signing key’.
●	Complete KYC. To complete KYC identity verification, tap the settings icon in the top right of the navigation, then tap KYC. Be sure to have a valid form of ID and banking details handy. It is important that bank account information matches your name exactly.
●	Once your account is approved, and you are not a U.S. person, and if you already own shares and wish to transfer them to Upstream for trading, then you may initiate a request to deposit your shares using the Upstream app.

STEP 2. TRANSFER SHARES TO TRANSFER AGENT

If your shares are already held at the transfer agent, then skip to STEP 3 below. However, if your shares are currently in your brokerage account, then please transfer your shares to the transfer agent as described below. Note that the terminology for this is to have shares held as “direct registration” in “book entry” at the transfer agent.

To make this transfer request, most of the time all you need to do is contact your brokerage firm by email and ask them to transfer your shares back to “book entry” at the transfer agent. The brokerage firm will know what to do, and they will let you know how long it will take, but typically you should allow 48 hours for your request to be processed.

Some brokerage firms may ask you to fill out their particular share transfer form. Upstream can be contacted at servicedesk@upstream.exchange if you need assistance in completing a share transfer form from your brokerage firm.

It is important that the investor’s name, address, and tax ID under which their shares are registered at the brokerage firm match the information that they provided when opening their account on Upstream. If their address at the brokerage firm is out of date, then the investor will need to update their address with their brokerage firm BEFORE they transfer their shares to the transfer agent. Note that if the address does not match the investor’s address on Upstream, then their share deposit to Upstream will be delayed by the transfer agent.

STEP 3. REQUEST TO DEPOSIT SHARES USING THE UPSTREAM APP (NON-U.S. ONLY)

For non-U.S. persons only: Open the Upstream app, tap Investor, then Manage Securities, then Deposit Securities. Next, enter the Company’s Ticker Symbol and Number of Shares you are requesting to deposit. Confirm whether your shares are free trading or restricted, then tap Submit.

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The value of each share deposit request on the Upstream app may not exceed $100,000. This value is determined by the closing price of the security on the previous trading day multiplied by the number of shares being deposited.

Once the investor makes the share deposit request using the Upstream app, and the transfer agent has their shares in “book entry”, then most of the time the Upstream deposit process typically completes within 48 hours (Monday to Friday, excluding U.S. holidays).

However, if the transfer agent requires further information regarding their share transfer, then the investor will receive an email with a form to complete. The form will be pre-populated with the Upstream account information.

Once the transfer is complete, the investor will receive a push notification in the Upstream app and will see the share deposit in their Upstream Portfolio.

STEP 4. TRADING ON UPSTREAM

Once the shares are in the investor’s account, they may trade on Upstream. Investors may view their shares in the Upstream Portfolio. For more information on trading, visit Upstream’s support center at https://upstream.exchange/SupportCenter.

Transfer agent information

Equity Stock Transfer

237 W. 37th St. Suite 602

New York, NY 10018

www.equitystock.com

212.575.5757

HOW TO MOVE SHARES BACK TO U.S. MARKETS (NON-U.S. ONLY)

Step 1. Open the Upstream app, tap Investor, then tap Withdraw Securities. Enter Ticker Symbol and the Number of Shares you wish to withdraw, then tap Submit.

Step 2. The transfer agent will receive the investor’s shares immediately and will hold them in digital book entry in their name.

Step 3. The transfer agent will provide the investor via regular U.S. mail a DRS Advice (Statement) that shows their shares are now held at the transfer agent in book entry. If an investor would like to move the shares back to their U.S. brokerage account, they will need to contact their broker, provide them with a copy of their DRS Advice and have them request that the transfer agent send back the investor’s shares. The broker will provide the investor with appropriate forms to complete.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release of PetVivo Holdings, Inc. dated March 5, 2024
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: March 6, 2024	By:	/s/ John Lai
	Name:	John Lai
	Title:	Chief Executive Officer